EXHIBIT 99.2
CONTINGENT VALUE RIGHTS AGREEMENT
     Contingent Value Rights Agreement, dated May 28, 2009, by and among Clinical Data, Inc. (“Parent”), a Delaware corporation, and American Stock Transfer and Trust Co., a New York corporation, as Rights Agent (the “Rights Agent”), in favor of each person (a “Holder”) who from time to time holds one or more Contingent Value Rights (the “CVRs”) to receive a number of shares of Parent common stock, $0.01 par value per share (the “Parent Common Stock”), in the amounts and subject to the terms and conditions set forth herein. A registration statement on Form S-4 (No. 333-156011) (the “Registration Statement”) with respect to, among other securities, the CVRs, has been prepared and filed by Parent with the Securities and Exchange Commission (the “Commission”) and has become effective in accordance with the Securities Act of 1933 (the “Act”). This Agreement is entered into in connection with the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) dated as of October 27, 2008, as amended, by and among Parent, API Acquisition Sub II, LLC (“Merger Sub”), and Avalon Pharmaceuticals, Inc. (the “Company”), which sets forth the allocation of one CVR for each outstanding share of Company Common Stock, such CVR payable in up to 0.01175 shares of Parent Common Stock (each as defined in the Merger Agreement).
     Section 1. Appointment of Rights Agent. Parent hereby appoints the Rights Agent to act as agent for the Holders in accordance with the instructions set forth herein, and the Rights Agent hereby accepts such appointment, upon the terms and conditions hereinafter set forth.
     Section 2. Form of CVR Certificate.
          2.1 The CVRs shall be evidenced by certificates (the “CVR Certificates”), substantially in the form set forth in Exhibit A hereto. The CVR Certificates may have such letters, numbers, or other marks of identification or designation and such legends, summaries, or endorsements printed, lithographed, or engraved thereon as Parent may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with applicable law or with any rule or regulation made pursuant thereto.
          2.2 The CVR Certificates shall be executed on behalf of Parent by the manual or facsimile signature of the present or any future President or Vice President of Parent, attested by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of Parent. CVR Certificates shall be dated as of the date of the initial issuance thereof or the date of any subsequent transfer, as the case may be.
     Section 3. Registration.
          3.1 The Rights Agent shall maintain the books and records for the registration, and the registration of transfer, of the CVR Certificates in which shall be registered the names and addresses of the Holders of the CVRs evidenced by the CVR Certificates in registered form and the certificate numbers and denominations of such CVR Certificates.
          3.2 Prior to transfer of the CVR Certificates as provided for herein, Parent and the Rights Agent shall deem and treat the registered Holder thereof as the absolute owner of the

CVR Certificates (notwithstanding any notation of ownership or other writing thereon made by anyone other than Parent or the Rights Agent), for the purpose of the CVR Consideration (as defined herein) and for all other purposes, and neither Parent nor the Rights Agent shall be affected by any notice to the contrary.
     Section 4. Payment and Exchange of CVRs.
          4.1 Milestone and Exchange Ratio. For purposes of this Agreement, “Milestone Date” means June 30, 2010, assuming that during the period from the execution date of the Merger Agreement through and including June 30, 2010, at least one Milestone Payment has been received by the Company or its affiliates (including Parent). For purposes of this Agreement, a “Milestone Payment” shall mean the receipt by the Company or its affiliates (including Parent) during the period commencing on the execution date of the Merger Agreement through and including June 30, 2010 of a payment under either the Exclusive License and Research Collaboration Agreement between the Company and Merck & Co., Inc., dated March 5, 2007, or the Amended Pilot Study Agreement between the Company and Novartis Institute for Biomedical Research, Inc., dated September 9, 2005, up to a maximum aggregate amount of $5,000,000. If the Milestone Date occurs, the Holders shall be entitled to the following consideration, to be delivered by the Rights Agent in accordance with the procedures set forth herein.
               (a) Each CVR shall entitle the Holder thereof to receive that number of shares of Parent Common Stock (the “Rights Shares”) equal to the quotient of (a) a number obtained by (i) dividing one half of the aggregate Milestone Payments received by the Company or its affiliates (including Parent) by (ii) $12.49 (the “Per Share Price”); and (b) 17,037,928.
               (b) No fractional shares of Parent Common Stock shall be issued pursuant to this Agreement. In lieu of fractional shares, each Holder who would otherwise have been entitled to a fraction of a share of Parent Common Stock hereunder (after aggregating all fractional shares to be received by such Holder), shall receive, without interest, an amount in cash (rounded to the nearest whole cent) determined by multiplying such fraction by the Per Share Price.
               (c) In case prior to the Milestone Date Parent shall (i) pay a stock dividend or make a distribution on or in respect of Parent Common Stock in shares of Parent Common Stock, (ii) subdivide the outstanding shares of Parent Common Stock, (iii) combine the outstanding shares of Parent Common Stock into a smaller number of shares, or (iv) issue by reclassification of shares of Parent Common Stock any shares of capital stock of the Company, then, in any such case, at the Milestone Date, the Holder of a CVR shall be entitled to receive the number of shares of capital stock of Parent which Holder would have owned immediately following such action had the Milestone Date occurred immediately prior thereto (with any record date requirement being deemed to have been satisfied).
               (d) If Parent shall, prior to the Milestone Date, consolidate with or merge with or into another Person, or Parent shall sell, transfer or lease all or substantially all of its assets, or Parent shall change the Parent Common Stock into property or other securities, then, in any such case, the Holder of a CVR shall thereupon (and thereafter) be entitled to receive, upon the Milestone Date, the securities or other property to which (and upon the same terms and with the same rights as) the Holder would have been entitled if the Milestone Date had occurred immediately prior to such consolidation or merger, such sale of assets or such change (with any record date requirement being deemed to have been satisfied). Parent shall take such steps in connection with such consolidation or merger, such sale of assets or such change as may be necessary to assure such Holder that the provisions of this Agreement shall thereafter be applicable in relation to any securities or property thereafter deliverable upon achievement of such Milestone Date, including, but not limited to, obtaining a written obligation to supply such securities or property upon exercise and to be so bound by the CVRs.
               (e) The Parent Common Stock (or other securities, cash or other property) and cash in lieu of fractional shares issuable pursuant to this Section 4.1 are referred to collectively herein as the “CVR Consideration.”
               (f) Upon the occurrence of each adjustment or readjustment pursuant to this Section 4.1, Parent at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish (i) to each holder of a CVR a certificate setting forth in reasonable detail the event requiring the adjustment and the amount of such adjustment, and (ii) to the Rights Agent a certificate setting forth any adjustments made to any of the certificates.
          4.2 Exchange of Certificates. As soon as practicable after the Milestone Date (and in no event later than thirty (30) days after the Milestone Date), Parent shall notify the Rights Agent of the occurrence of the Milestone Date, the aggregate Milestone Payments received by the Company or its affiliates (including Parent) and the Per Share Price, and the Rights Agent shall, upon being provided with the notice and instructions for surrender referred to below, promptly thereafter mail to all Holders of record of CVRs (i) notice of the occurrence of the Milestone Date and of the number of Rights Shares per CVR that Holders are entitled to receive upon surrender of their CVR Certificates and (ii) instructions for surrendering their CVR Certificates in exchange for a certificate representing shares of Parent Common Stock and cash in lieu of fractional shares (calculated in accordance with Section 4.1(a) and 4.1(b), respectively). Upon surrender of CVR Certificates for cancellation to the Rights Agent, together with a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss of, and title to, the CVR Certificates shall pass, only upon delivery of the CVR Certificates to the Rights Agent) and other requested documents and in accordance with the instructions thereon, the Holder of such Certificates shall be entitled to receive in exchange therefor (a) a certificate representing that number of whole shares of Parent Common Stock into which the CVRs theretofore represented by the CVR Certificates so surrendered shall have been converted pursuant to the provisions of this Agreement and (b) a check in the amount of any cash due pursuant to Section 4.1(b) or Section 4.4. No interest shall be paid or shall accrue on any such amounts. Until surrendered in accordance with the provisions of this Section, each CVR Certificate shall represent for all purposes only the right to receive the CVR Consideration and, if applicable, amounts under Section 4.4. Shares of Parent Common Stock into which the CVRs shall be converted at the Milestone Date shall be deemed to have been issued on the Milestone Date. Subject to Section 6 hereof, if any certificates representing shares of Parent Common Stock are to be issued in a name other than that in which the CVR Certificate surrendered is registered, it shall be a condition of such exchange that the person requesting such exchange shall deliver to the Rights Agent all documents necessary to evidence and effect such transfer and shall pay to the Rights Agent any transfer or other taxes required by reason of the issuance of a certificate representing shares of Parent Common Stock in a name other than that of the registered Holder of the CVR Certificate surrendered, or establish to the satisfaction of the Rights Agent that such tax has been paid or is not applicable. Beginning the date which is six months following the Milestone Date, Parent shall act as the Rights Agent and thereafter any holder of an unsurrendered CVR Certificate shall look solely to Parent for any amounts to which such Holder may be due, subject to applicable law. Notwithstanding any other provisions of this Agreement, any portion of the CVR Consideration remaining unclaimed five years after the Milestone Date (or such earlier date immediately prior to such time as such amounts would otherwise escheat to, or become property of, any governmental entity) shall be returned to the Parent.
          4.3 Lost Certificates. If any CVR Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such CVR Certificate to be lost, stolen or destroyed and, if required by Parent or the Rights Agent, the posting by such person of a bond in such reasonable amount as Parent or the Rights Agent may direct as indemnity against any claim that may be made against it with respect to such CVR Certificate, the Rights Agent shall deliver in exchange for such lost, stolen or destroyed CVR Certificate (a) if prior to the Milestone Date, a new CVR Certificate of like tenor and evidencing the number of CVRs evidenced by the CVR Certificate so lost, stolen or destroyed or (b) if after the Milestone Date, the applicable certificates representing shares of Parent Common Stock, cash in lieu of fractional shares and any amounts due pursuant to Section 4.4.
          4.4 Distributions with Respect to Unexchanged Shares. No dividend or other distribution declared with respect to Parent Common Stock with a record date after the Milestone Date shall be paid to holders of unsurrendered CVR Certificates until such holders surrender such CVR Certificates. Upon the surrender of such CVR Certificates in accordance with Section 4.2, there shall be paid to such holders, promptly after such surrender, the amount of dividends or other distributions, without interest, declared with a record date after the Milestone Date and not paid because of the failure to surrender such CVR Certificates for exchange.
          4.5 Withholding Rights. Parent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any Holder of CVRs such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign tax law. To the extent that amounts are so withheld by Parent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Holder of the CVRs in respect of which such deduction and withholding was made.
     Section 5. Non-Transferability and Registration of CVRs.
          5.1 The CVRs and any interest therein may not be sold, assigned, pledged, encumbered, or in any other manner transferred or disposed of, in whole or in part, other than in accordance with Section 6 hereof.

          5.2 The CVRs and the Rights Shares have been registered under the Act pursuant to the Registration Statement declared effective under the Act. Parent covenants and agrees:
               (a) to prepare and file with the Commission such amendment and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary;
               (b) as expeditiously as possible, to register or qualify the CVRs and the Rights Shares under the securities or “Blue Sky” laws of each jurisdiction in which such registration or qualification is necessary; and
               (c) to pay all expenses of the Parent in complying with this Section 5.2, including, without limitation, (A) all registration and filing fees, (B) all printing expenses, (C) all fees and disbursements of counsel and independent public accountants for the Parent and (D) all Financial Industry Regulatory Authority (“FINRA”) and “Blue Sky” fees and expenses.
     Section 6. Exchange, Transfer, or Assignment of CVRs.
          6.1 CVRs and any interest therein shall not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than through a Permitted Transfer (as defined herein). A “Permitted Transfer” shall mean (i) the transfer of any or all of the CVRs on death by will or intestacy; (ii) transfer by instrument to an inter vivos or testamentary trust in which the CVRs are to be passed to beneficiaries upon the death of the trustee, (iii) transfers made pursuant to a court order; (iv) if the Holder is a partnership, a distribution from the transferring partnership to its partners or former partners in accordance with their partnership interests; (v) if the Holder is a limited liability company, a distribution from the distributing limited liability company to its members or former members in accordance with their interest in the limited liability company, or (vi) a transfer made by operation of law (including a consolidation or merger) or in connection with the dissolution of any corporation or other entity.
          6.2 In the event of a Permitted Transfer, CVRs may be assigned or transferred upon surrender of CVR Certificates to the Rights Agent, accompanied (if so required by Parent or the Rights Agent) by a written instrument or instruments of transfer in form satisfactory to Parent and the Rights Agent, duly executed by the registered holder or by a duly authorized representative or attorney, such signature to be guaranteed by a member of a recognized guarantee medallion program. Upon any such registration of transfer, a new CVR Certificate shall be issued to the transferee and the surrendered CVR Certificate shall be cancelled by the Rights Agent. CVR Certificates so cancelled shall be delivered by the Rights Agent to Parent from time to time or otherwise disposed of by the Rights Agent in its customary manner.
          6.3 Any transfer or assignment of CVRs shall be without charge (other than the cost of any transfer tax) to the holder and any new CVR Certificates issued pursuant to this Section 6 shall be dated the date of such transfer or assignment.

     Section 7. Rights of CVR Certificate Holder. The Holder of any CVR Certificate or CVR, shall not, by virtue thereof, be entitled to any rights of a stockholder of Parent, either at law or in equity, and the rights of the Holders are limited to those expressed in this Agreement.
     Section 8. Availability of Information. Parent will provide to the Rights Agent all information and documentation in connection with this Agreement and the CVRs that the Rights Agent may reasonably request.
     Section 9. Reservation of Stock. Parent covenants that it will reserve from its authorized and unissued Parent Common Stock a sufficient number of shares to provide for the issuance of Parent Common Stock pursuant to the CVRs. Parent further covenants that all shares that may be issued pursuant to the CVRs will be free from all taxes, liens and charges in respect of the issue thereof. Parent agrees that its issuance of the CVRs shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Parent Common Stock issuable pursuant hereto and that upon issuance such shares of Parent Common Stock shall be validly issued, fully paid and non-assessable.
     Section 10. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which Parent and the Holders, by their acceptance hereof, shall be bound.
          10.1 The statements contained herein and in the CVR Certificates shall be taken as statements of Parent, and the Rights Agent assumes no responsibility for the correctness of any of the same except such as describe the Rights Agent or actions taken or to be taken by it. The Rights Agent assumes no responsibility with respect to the delivery of CVRs and the CVR Consideration except as herein otherwise provided.
          10.2 The Rights Agent shall not be responsible for any failure of Parent to comply with any of the covenants contained in this Agreement or in the CVR Certificates to be complied with by Parent.
          10.3 The Rights Agent shall not be responsible for (i) determining if the Milestone Date has occurred, nor (ii) assessing the amount of any Milestone Payments received by the Company or its affiliates (including Parent). Parent shall be responsible for providing this information to the Rights Agent.
          10.4 The Rights Agent may consult at any time with counsel of its own selection (who may be counsel for Parent), and the Rights Agent shall incur no liability or responsibility to Parent or to any Holder with respect to any action taken, suffered, or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel, provided that the Rights Agent shall have exercised reasonable care in the selection of such counsel.
          10.5 The Rights Agent shall incur no liability or responsibility to Parent or to any Holder for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document, or instrument (whether in original or facsimile form) believed by it to be genuine and to have been signed, sent, or presented by the proper party or parties. Parent agrees (i) to pay to the Rights Agent reasonable compensation for all services rendered by the Rights Agent in the execution of this Agreement and (ii) to reimburse the Rights Agent for all taxes and governmental charges, reasonable expenses, and other charges of any kind and nature incurred by the Rights Agent in connection with this Agreement. Parent shall reimburse the Rights Agent for the reasonable costs of any counsel engaged by the Rights Agent for the purposes contemplated by Section 10.4. The Rights Agent shall be paid any compensation or reimbursement owed to it directly.
          10.6 The Holders of at least a majority of the outstanding CVRs may direct the Rights Agent to act on behalf of the Holders in enforcing any of their rights hereunder and pursuant to the CVRs. The Rights Agent shall be under no obligation to institute any action, suit, or legal proceeding or to take any other action likely to involve material expense unless the Holders shall furnish the Rights Agent with reasonable security and indemnity satisfactory to it for any costs and expenses which may be incurred. All rights of action under this Agreement or under any of the CVR Certificates may be enforced by the Rights Agent without the possession of any of the CVR Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit, or proceeding instituted by the Rights Agent shall be brought in its name as Rights Agent, and any recovery of judgment shall be for the ratable benefit of the registered Holders, as their respective rights or interests may appear.
          10.7 The Rights Agent shall act hereunder solely as agent, and its duties shall be determined solely by the provisions hereof. The Rights Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own gross negligence or willful misconduct.
          10.8 Parent agrees to indemnify Rights Agent for, and hold Rights Agent harmless against, any and all loss, liability, claim, damage or expense (“Loss”) arising out of or in connection with Rights Agent’s duties under this Agreement, including the costs and expenses of defending Rights Agent against any Loss, unless such Loss shall have been determined by a court of competent jurisdiction to be a result of Rights Agent’s own gross negligence or willful misconduct. Rights Agent agrees to notify Parent in writing of any receipt of an assertion of a claim or any action commenced against Rights Agent, promptly after the receipt of notice of such assertion or having been served with the summons or other first legal process giving information as to the nature and basis of any such assertion or action. The failure to so notify Parent will not relieve Parent from liability hereunder unless prejudice is suffered by Parent as a result of such failure. At its election, Parent may assume the conduct of Rights Agent’s defense in any such action or claim, at its sole cost and expense. In the event that Parent elects to assume the defense, Parent shall not be liable for fees and expenses of any counsel thereafter retained by Rights Agent except in the event Rights Agent determines that it has defenses different from those of Parent. In no case will Rights Agent be liable for special, indirect, incidental or consequential loss or damages of any kind whatsoever (including but not limited to lost profits). The obligations of Parent under this section shall survive the termination of this Agreement.
     Section 11. Change of Rights Agent.
          11.1 Any corporation into which the Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Rights Agent, shall be the successor to the Rights Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.
          11.2 The Rights Agent may resign and be discharged from its duties under this Agreement by giving to Parent notice in writing, specifying a date when such resignation shall take effect, which notice shall be sent at least 30 days prior to the date so specified. If the Rights Agent shall resign or otherwise become incapable of acting, Parent shall appoint a successor to the Rights Agent. If no successor is appointed within 30 days of the resignation date, Rights Agent may petition a court for the appointment of a successor. After appointment the successor Rights Agent shall be vested with the same powers, rights, duties, and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the former Rights Agent shall deliver and transfer to the successor Rights Agent copies of all books, records, plans, and other documents in the former Rights Agent’s possession relating to the CVRs or this Agreement and execute and deliver any further assurance, conveyance, act, or deed necessary for the purpose. Failure to give any notice provided for in this Section 11.2 or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
     Section 12. Termination.
          12.1 This Agreement shall terminate six months after the Milestone Date (the “Termination Date”).
          12.2 Notwithstanding the provisions of Section 12.1 above, the termination of this Agreement shall not terminate the rights of the Holders to receive the CVR Consideration from the Parent in accordance with the terms of the CVR Certificate.
     Section 13. Successors. All covenants and provisions of this Agreement by or for the benefit of Parent, the Rights Agent, or the Holders shall bind and inure to the benefit of their respective successors, assigns, heirs, and personal representatives.
     Section 14. Counterparts. This Agreement may be executed in any number of counterparts; and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same agreement.
     Section 15. Headings. The headings of sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.
     Section 16. Amendments. This Agreement may be amended by the written consent of Parent, the Rights Agent and the affirmative vote or the written consent of holders holding not less than a majority-in-interest of the then outstanding CVRs; provided, however, that no such modification or amendment to this Agreement may, without the consent of each Holder adversely affected thereby, change in manner adverse to the Holders (a) any provision contained herein with respect to termination of this Agreement or the CVRs, (b) the amount of CVR Consideration to be issued according to the terms of this Agreement to the Holders of the CVRs, or (c) the provisions of this Section 16. Notwithstanding the foregoing, Parent and the Rights Agent may from time to time supplement or amend this Agreement, without the approval of any Holder, in order to cure any ambiguity or to correct or supplement any provision contained in this Agreement which may be defective or inconsistent with any other provision in this Agreement, or to make any other provisions in regard to matters or questions arising under this Agreement which Parent and the Rights Agent may deem necessary or desirable and which shall not be inconsistent with the provisions of the CVRs and which shall not adversely affect the interests of the Holders.
     Section 17. Notices. Any notice required to be given hereunder shall be sufficient if in writing and sent by facsimile transmission, by courier or other national overnight express mail service (with proof of service), hand delivery, or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:
If to Parent:
Clinical Data, Inc.
One Gateway Center, Suite 702
Newton, Massachusetts
Facsimile No: (617) 965 — 0445
Attention: Caesar Belbel, EVP and Chief Legal Officer
If to the Rights Agent:
American Stock Transfer and Trust Co.
6201 15th Avenue
Brooklyn, NY 11219
Fax: (781) 921 — 8337
Attention: Herb Lemmer
     Section 18. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation, other than Parent, the Rights Agent, and the registered Holders, any legal or equitable right, remedy, or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of Parent, the Rights Agent, and the registered Holders.
     Section 19. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its rules of conflict of laws. The parties hereto agree that any suit, action, or proceeding seeking to enforce any provision of, or based on any matter arising out of, this Agreement may be brought in the United States District Court for the District of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such suit, action, or proceeding and irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding in any such court or that any such suit, action, or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action, or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

Without limiting the foregoing, each party agrees that service of process on such party in the manner provided for notices in Section 17 shall be deemed effective service of process on such party.

     In Witness Whereof, the parties hereto have executed this Agreement and caused the same to be duly delivered on their behalf on the day and year first written above.

Clinical Data, Inc.
By:	/s/ Caesar J. Belbel
	Name:	Caesar J. Belbel
	Title:	Executive Vice President, Chief Legal Officer & Secretary

American Stock Transfer and Trust Co., as Rights Agent
By:	/s/ Herbert J. Lemmer
	Name:	Herbert J. Lemmer
	Title:	Vice President

Exhibit A
FORM OF CONTINGENT VALUE RIGHTS CERTIFICATE
CLINICAL DATA, INC.
CONTINGENT VALUE RIGHTS TO RECEIVE SHARES OF COMMON STOCK
     This Certifies That, For Value Received, [                    ], or its permitted assigns, is the registered holder of [                    ] Contingent Value Rights (“CVRs”). Each CVR entitles the holder thereof to receive from Clinical Data, Inc., a Delaware corporation (“Parent”), subject to the terms and conditions set forth hereinafter and in the Continent Value Rights Agreement, dated May 28, 2009, between Parent and American Stock Transfer and Trust Co. (“CVR Agreement”), shares (the “CVR Shares”) of Parent’s common stock, $0.01 par value per share (the “Common Stock”) on the Milestone Date (as defined in the CVR Agreement) as calculated in accordance with the CVR Agreement.
     REFERENCE IS MADE TO THE PROVISIONS OF THIS CVR CERTIFICATE SET FORTH ON THE REVERSE SIDE HEREOF, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH ON THE FRONT OF THIS CERTIFICATE.
     This CVR Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.
     In Witness Whereof, Parent has caused this CVR Certificate to be executed by its duly authorized officer.

Dated:	Clinical Data, Inc.
By:
		Name:	Caesar J. Belbel
		Title:	Executive Vice President, Chief Legal Officer & Secretary

Countersigned: American Stock Transfer and Trust Co., as Rights Agent
By:
Title: , as Rights Agent

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[REVERSE SIDE]
     This CVR Certificate is subject to all of the terms, provisions and conditions of the Contingent Value Rights Agreement, dated as of May 28, 2009 (the “CVR Agreement”), between Parent and the Rights Agent, to all of which terms, provisions and conditions the registered holder of the CVR consents by acceptance hereof. The CVR Agreement and certain definitions included in the Agreement and Plan of Merger, dated as of October 27, 2008 (the “Merger Agreement”), by and among Parent, API Acquisition Sub II, LLC and Avalon Pharmaceuticals, Inc. are incorporated herein by reference and made part hereof and reference is made to the CVR Agreement and the Merger Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, Parent and the holders of the CVR Certificates. Copies of the CVR Agreement and the Merger Agreement are available for inspection at the principal office of the Rights Agent or may be obtained upon written request addressed to the Rights Agent at its principal office at 6201 15th Avenue, Brooklyn, NY 11219.
     Parent shall not be required upon maturity of the CVRs evidenced by this CVR Certificate to issue fractional shares, but shall make adjustment therefor in cash as provided in the CVR Agreement.
     Parent has filed and caused to become effective a registration statement under the Securities Act of 1933, as amended, covering the CVRs and CVR Shares and has agreed to register or qualify the CVRs and the CVR Shares to be delivered upon maturity of the CVRs under the laws of each jurisdiction in which such registration or qualification is necessary.
     THIS CVR CERTIFICATE IS NOT TRANSFERABLE OR ASSIGNABLE OTHER THAN (1) ON DEATH BY WILL OR INTESTACY; (2) TO AN INTER VIVOS OR TESTAMENTARY TRUST IN WHICH THE CVRs ARE TO BE PASSED TO BENEFICIARIES UPON THE DEATH OF THE TRUSTEE, (3) PURSUANT TO A COURT ORDER; (4) IF THE HOLDER IS A PARTNERSHIP, FROM THE TRANSFERRING PARTNERSHIP TO ITS PARTNERS OR FORMER PARTNERS IN ACCORDANCE WITH THEIR PARTNERSHIP INTERESTS; (5) IF THE HOLDER IS A LIMITED LIABILITY COMPANY, FROM THE DISTRIBUTING LIMITED LIABILITY COMPANY TO ITS MEMBERS OR FORMER MEMBERS IN ACCORDANCE WITH THEIR INTEREST IN THE LIMITED LIABILITY COMPANY, OR (6) BY OPERATION OF LAW (INCLUDING A CONSOLIDATION OR MERGER) OR IN CONNECTION WITH THE DISSOLUTION OF ANY CORPORATION OR OTHER ENTITY.
     The holder of this CVR Certificate shall not, by virtue hereof, be entitled to any of the rights of a stockholder in Parent, either at law or in equity, and the rights of the holder are limited to those expressed in the CVR Agreement.
     Every holder of this CVR Certificate, by accepting the same, consents and agrees with Parent, the Rights Agent and with every other holder of a CVR Certificate that Parent and the Rights Agent may deem and treat the person in whose name this CVR Certificate is registered as the absolute owner hereof (notwithstanding any notation of ownership or other writing hereon made by anyone other than Parent or the Rights Agent) for all purposes whatsoever and neither

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Parent nor the Rights Agent shall be affected by any notice to the contrary.
     This CVR Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.
     The CVR Agreement and this CVR Certificate shall be governed by and construed in accordance with the laws of the State of New York without regard to its rules of conflict of laws.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM, as tenants in common
TEN ENT, as tenants by the entireties
JT TEN, as joint tenants with right of survivorship and not as tenants in common
COM PROP, as community property
UNIF GIFT MIN ACT,                      Custodian                      (Cust) (Minor) under Uniform Gifts to Minors Act                                          (State)
Additional abbreviations may also be used though not in the above list.
For value received                      hereby sell, assign and transfer unto                                          Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint                                          Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
Dated

In the presence of

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